RA026241
                    LIFE INSURANCE APPLICATION (PART I) TO:
[] NEW YORK LIFE INSURANCE COMPANY (NYLIC) 51 Madison Ave., New York, NY 10010
[] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corp.)
   51 Madison Ave., NY, NY 10010
[] NYLIFE INSURANCE COMPANY OF ARIZONA (NOT LICENSED IN EVERY STATE)
   2398 E. Camelback Rd. Suite 500, Phoenix, AZ 85016

[NEW YORK LIFE LOGO]

[] New            [] Amend Application        [] Reinstatement    }  Pol. No.              {  [] Conversion [] Alt age [] Orig age
   Application       Dated      /  /          [] Change Request   }          ------------- {  [] GIO/PPO/GIR/SPO

--------------------------------------------------------------------------------
1. PERSON(S) PROPOSED FOR COVERAGE
--------------------------------------------------------------------------------
                              PRIMARY INSURED (PI)
--------------------------------------------------------------------------------
[] Primary Insured is also an OCI under OCI or 5YT Rider(s)
                                                | | | | |
Sex [] M [] F    Title [] Mr [] Mrs [] Ms []    |_|_|_|_|
First/Mid | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
LAST NAME | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
& Suffix  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
[] Maiden       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
[] Known as     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Born  | | | | | | | | | | | Birthplace
M/D/Y |_|_|/|_|_|/|_|_|_|_|  State, Ctry.
Soc | | | |_| | |_| | | | |  Tax | | |_| | | | | | | |
Sec |_|_|_| |_|_| |_|_|_|_|  ID# |_|_| |_|_|_|_|_|_|_|
Driver's                                State of | | |
License No.                             Issue    |_|_|
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|
Prev St
(if within
2 yrs)

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Present
Occupation
and
Duties

Employer
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|
Prev Occupation(s)
and
Duties
(within 2 yrs)
Previous
Employer
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Mail                       Telephone  | | | |_| | | |_| | | | |
Address     [] Res [] Bus  (Home)     |_|_|_| |_|_|_| |_|_|_|_|

Best Place                 Telephone  | | | |_| | | |_| | | | |
to Call     [] Res [] Bus  (Business) |_|_|_| |_|_|_| |_|_|_|_|

Best time to call between   | | | | | | AM    | | | | | | AM
(circle AM or PM)      From |_|_|:|_|_| PM to |_|_|:|_|_| PM

--------------------------------------------------------------------------------
                                 OTHER INSURED 1
--------------------------------------------------------------------------------
[] OCI/5YTR        [] Desig. Insd. - SPO    [] 2nd Insd - SWL/SVUL
[] SCI Spouse*     [] CPB Applic.           []

Sex       Title  [] Mr     | | | | | Relation
[] M [] F [] Mrs [] Ms []  |_|_|_|_| to PI
First/Mid | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
LAST NAME | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
& Suffix  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
[] Maiden       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
[] Known as     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Born  | | | | | | | | | | | Birthplace
M/D/Y |_|_|/|_|_|/|_|_|_|_|  State, Ctry.
Soc | | | |_| | |_| | | | |  Tax | | |_| | | | | | | |
Sec |_|_|_| |_|_| |_|_|_|_|  ID# |_|_| |_|_|_|_|_|_|_|
Driver's                                State of | | |
License No.                             Issue    |_|_|
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|
Prev St
(if within
2 yrs)

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Present
Occupation
and
Duties

Employer
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Prev Occupation(s)
and
Duties
(within 2 yrs)

Previous
Employer

Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

* If SCI Spouse, answer through Soc Sec only

--------------------------------------------------------------------------------
998-500                                                                        1

RA026241
--------------------------------------------------------------------------------
                                 OTHER INSURED 2
--------------------------------------------------------------------------------
Sex       Title  [] Mr     | | | | | Relation
[] M [] F [] Mrs [] Ms []  |_|_|_|_| to PI
First/Mid | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
LAST NAME | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
& Suffix  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
[] Maiden       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
[] Known as     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Born  | | | | | | | | | | | Birthplace
M/D/Y |_|_|/|_|_|/|_|_|_|_| State, Ctry.
Soc | | | |_| | |_| | | | |  Tax | | |_| | | | | | | |
Sec |_|_|_| |_|_| |_|_|_|_|  ID# |_|_| |_|_|_|_|_|_|_|
Driver's                                State of | | |
License No.                             Issue    |_|_|
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|
Prev Str
(if within
2 yrs)

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Present
Occupation
and
Duties

Employer

Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Prev Occupation(s)
and
Duties
(within 2 yrs)

Previous
Employer

Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

--------------------------------------------------------------------------------
                                 OTHER INSURED 3
--------------------------------------------------------------------------------
Sex       Title  [] Mr     | | | | | Relation
[] M [] F [] Mrs [] Ms []  |_|_|_|_| to PI
First/Mid | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
LAST NAME | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
& Suffix  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
[] Maiden       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
[] Known as     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Born  | | | | | | | | | | | Birthplace
M/D/Y |_|_|/|_|_|/|_|_|_|_| State, Ctry.
Soc | | | |_| | |_| | | | |  Tax | | |_| | | | | | | |
Sec |_|_|_| |_|_| |_|_|_|_|  ID# |_|_| |_|_|_|_|_|_|_|
Driver's                                State of | | |
License No.                             Issue    |_|_|
Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|
Prev Str
(if within
2 yrs)

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Present
Occupation
and
Duties

Employer

Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

Prev Occupation(s)
and
Duties
(within 2 yrs)

Previous
Employer

Mailing
Address

City
      | | |     | | | | | | | | | | | Time    | | | | | |
State |_|_| Zip |_|_|_|_|_|+|_|_|_|_| Yrs/Mos |_|_|/|_|_|

--------------------------------------------------------------------------------
                      DEPENDENT INSURED(S) UNDER SCI OR CI
            (SINGLE, UNDER AGE 18, RESIDES WITH PRIMARY INSURED (PI))
--------------------------------------------------------------------------------
Full      | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relation                  [] M  Born  | | | | | | | | | | |
to PI                     [] F  M/D/Y |_|_|/|_|_|/|_|_|_|_|
Full      | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relation                  [] M  Born  | | | | | | | | | | |
to PI                     [] F  M/D/Y |_|_|/|_|_|/|_|_|_|_|
Full      | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relation                  [] M  Born  | | | | | | | | | | |
to PI                     [] F  M/D/Y |_|_|/|_|_|/|_|_|_|_|
Full      | | | | | | | | | | | | | | | | | | | | | | | | |
Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Relation                  [] M  Born  | | | | | | | | | | |
to PI                     [] F  M/D/Y |_|_|/|_|_|/|_|_|_|_|
[] Check box if more than 4 dependents. Use Details, Q. 18.

--------------------------------------------------------------------------------
2. REFERENCES TO "YOU" OR "YOUR" IN APPLICATION QUESTIONS 2 THROUGH 18(a) MEAN:
   THE "PRIMARY INSURED", "DEPENDENT INSURED(S)", OTHER INSURED(S), AS
   APPLICABLE.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      PI            OTHER 1          OTHER 2          OTHER 3
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Yes      No      Yes      No      Yes      No      Yes      No
Do you have other Life Insurance (all Companies) in force?        []      []       []      []       []      []       []      []
If "yes", Total Amount in all Companies                         $                $                $                $

                                                                 Yes      No      Yes      No      Yes      No      Yes      No
Do you have other Life Ins. (all Cos.) pending or issued in       []      []       []      []       []      []       []      []
last year?

If Yes, Person         Company                Amount $         Plan          No.

--------------------------------------------------------------------------------
998-500                                                                        2

RA026241

------------------------------------------------------------------------------------------------------------------------------------
NYLIC                                                        RIDERS                                            DIVIDEND OPTION
------------------------------------------------------------------------------------------------------------------------------------
[ ] WL  [ ] MPWL  [ ] WP         [ ] OPP  [ ] COM    [ ] CPB (WL only)   [ ] 5YTR PI     [ ] MPG    [ ] IPTR   [ ] 1YT (select
                  [ ] ADB          Scheduled Bill    [ ] SCI [ ] CI      $                              $      another option for
                                 $                   # units             [ ] 5YTR/oci 1  [ ] MPG               balance of Dividends)
Face Amount $     $                Unscheduled       [ ] PPO             $                          [ ]          [ ] Pd Up Ad
Premium $         [ ] DOT          (Lump Sum)        $                   [ ] 5YTR/oci 2  [ ] MPG                 [ ] Accum
APL  [ ] Yes      $              $                   [ ] SPO             $                                       [ ] Prem
                  [ ] LBR                            $                   [ ] 5YTR/oci 3  [ ] MPG                 [ ] Cash
                  [ ] UR (See Q.18(a))                                   $
------------------------------------------------------------------------------------------------------------------------------------
[ ] Spectra 1          Check any additional riders not automatically included in selected Spectra Life plan.   [ ] 1YT (select
(includes 5YTR)   [ ] WP         [ ] OPP  [ ] COM    [ ]CPB (WL only)    [ ] 5YTR PI     [ ] MPG    [ ] IPTR   another option for
[ ] Spectra 2     [ ] ADB          Scheduled Bill    [ ] SCI [ ] CI      $                              $      balance of Dividends)
(includes 5YTR)                  $                   # units             [ ] 5YTR/oci 1  [ ] MPG                 [ ] Pd Up Ad
[ ] Spectra 3     $                Unscheduled       [ ] PPO             $                          [ ]          [ ] Accum
(includes DOT &   [ ] DOT          (Lump Sum)        $                   [ ] 5YTR/oci 2  [ ] MPG                 [ ] Prem
OPP riders)
[ ]               $              $                   [ ] SPO             $                                       [ ] Cash
Face Amount $     [ ] LBR                            $                   [ ] 5YTR/oci 3  [ ] MPG
APL  [ ] Yes      [ ] UR (See Q.18(a))                                   $
----------------------------------------------------------------------------------------------------------------------------------
[ ] SWL Modified
[ ] SWL Level     2nd to die     1st to die          [ ] OPP/PUA [ ] COM                                            (Select one)
                   [ ] DOT        [ ] LFD            Scheduled Bill                                              [ ] Pd Up Ad
Face Amount $      $              $                  $                                                           [ ] Accum
                   [ ] LTR        [ ] ITR            Unscheduled                                                 [ ] Prem
                                                     (Lump Sum)                                                  [ ] Cash
APL  [ ] Yes       $              $
                   [ ]            [ ]                $
------------------------------------------------------------------------------------------------------------------------------------
[ ] 5YT            [ ] WP         [ ] 5YTR PI        [ ] MPG     [ ] 5YTR/oci 2    [ ] MPG                          (Select one)
                   [ ] ADB        $                              $                                   [ ]         [ ] Accum
Face Amount $      $              [ ] 5YTR/oci 1     [ ] MPG     [ ] 5YTR/oci 3    [ ] MPG                       [ ] Prem
                   [ ] LBR        $                              $                                               [ ] Cash
                   [ ] MPG
------------------------------------------------------------------------------------------------------------------------------------
[ ] IPT            [ ] WP        [ ] SCI  [ ] CI                                                                    (Select one)
                   [ ] ADB       # units             [ ]                                                         [ ] Accum
Face Amount $      $             [ ] PPO                                                                         [ ] Prem
                   [ ] LBR       $                                                                               [ ] Cash
Premium $
------------------------------------------------------------------------------------------------------------------------------------
[ ]                [ ]
$
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
NYLAZ                                                        RIDERS
------------------------------------------------------------------------------------------------------------------------------------
[ ] Term to
    Age 90         [ ] WP        [ ] ADB             [ ] LBR     [ ]

Face Amount $                    $
------------------------------------------------------------------------------------------------------------------------------------
[ ]                [ ]
$
------------------------------------------------------------------------------------------------------------------------------------



998-500                                                                        3

RA026241

-----------------------------------------------------------------------------------------------------------------------------------
NYLIAC                                            RIDERS
-----------------------------------------------------------------------------------------------------------------------------------
[ ] NYLIAC Accumulator                   [ ] MDW        [ ] CI         [ ] OCI 1      [ ] OCI 3           [ ]
    [ ] ULGUIDE [ ] ULCVAT
[ ] NYLIAC Protector                     [ ] ADB        # units        $              $
    [ ] ULGUIDE [ ] ULCVAT               $              [ ] STR        [ ] OCI 2
Face Amount $                            [ ] GIR        $              $
          [ ] 1                          $
OPTION {
          [ ] 2
Planned $
Initial $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] VUL                                  [ ] MDW        [ ] CI         [ ] OCI 2      [ ] LBR             [ ]
Face Amount $                            [ ] ADB        # units        $              [ ] GMDB
          [ ] 1                          $              [ ] OCI PI     [ ] OCI 3          to Age [ ] 70
OPTION {                                                                                  to Age [ ] 80
          [ ] 2                          [ ] GIR        $              $                  to Age [ ] 95
Sched. $                                 $              [ ] OCI 1
Initial $                                               $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Spectra VUL 70 [ ] Spectra VUL 80    [ ] MDW        [ ] CI         [ ] OCI 2      [ ] LBR             [ ]
[ ] Spectra VUL 95

          [ ] 1                          [ ] ADB        # units        $
OPTION {
          [ ] 2                          $              [ ] OCI PI     [ ] OCI 3
Face Amount $                            [ ] GIR        $              $
Sched. $                                 $              [ ] OCI 1
Initial $                                               $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] SVUL                                 2nd to Die     1st to Die     [ ] GMDB                           [ ]
Face Amount $                            [ ] STR        [ ] FTD            to Age [ ]  80
          [ ] 1                          $              $                  to Age [ ] 100
OPTION {
          [ ] 2                                         [ ] FTD-MDW
Planned $
Initial $
-----------------------------------------------------------------------------------------------------------------------------------
[ ] Asset Preserver (UL/LTC)             Submit completed Asset Preserver Application Supplement
Face Amount $
Premium $

Option: [ ] LTC 24
        [ ] LTC 36+
        [ ] LTC 48+
-----------------------------------------------------------------------------------------------------------------------------------
[ ] SPL
    Face Amount $                        [ ] LBR     [ ]
Premium $
-----------------------------------------------------------------------------------------------------------------------------------
[ ]
$                                        [ ]
-----------------------------------------------------------------------------------------------------------------------------------
3. ENDORSEMENTS AND OTHER REQUESTS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Tax Qualified:                      [ ] TSA     [ ] Pens. Trust       [ ] Keogh           [ ] 403(B) [ ]
                                         [ ] 401(A)  [ ] 401(K)            [ ] 457
Split Dollar:                            [ ] Basic   [ ] Estate            [ ] Contributory    [ ] Non-Contributory
Pension Option      [ ] Yes                          "Non-Trsf." Option    [ ] Yes             Reduced Pd. Up at lapse  [ ] Yes
Preliminary Term to M/D/Y               |_|_| / |_|_| / |_|_|_|_|          (AVAILABLE ON WL, MPWL ONLY) NOTE: POLICY DATE QUESTION
                                                                           IS NOT APPLICABLE IF PRELIM. TERM
-----------------------------------------------------------------------------------------------------------------------------------
4. MODE  [ ] Ann  [ ] Semi [ ] Qrtly [ ] COM  [ ] Nyla  [ ] Gvt  [ ] Arr. for U.S. Tax Qual. Plan [ ]    (All modes not available
                                                                                                         on all plans)
-----------------------------------------------------------------------------------------------------------------------------------
5. POLICY DATE If no "other date" is shown, policy date is:      (c) the option date, if insurability option being exercised; or
(a) later date of Part I and any required Part II, if cash       (d) OTHER
    paid with Part I; or                                                             M/D/Y   |_|_| / |_|_| / |_|_|_|_|
(b) the policy's date of issue, if cash not paid; or                 DATE
-----------------------------------------------------------------------------------------------------------------------------------

998-500                                                                        4

RA026241

------------------------------------------------------------------------------------------------------------------------------------
6. REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------
(a) Does the life insurance for which you are applying replace, in whole or in part, any existing life insurance or annuity  Yes No
    contract(s)?                                                                                                             [ ] [ ]
(b) Do you intend, now or in the future, to take a loan against the cash value of any policy presently in force, because
    of the new policy for which you are applying?                                                                            [ ] [ ]
(c) Is the policy for which you are applying the result of a 1035 Exchange?                                                  [ ] [ ]

If "Yes" to any of the above, Name of Insured                                                   Company
            Pol. No.                                  Type of Plan                      Amount $

If more than one policy is being replaced, use "Details, Q.18".

------------------------------------------------------------------------------------------------------------------------------------
7. BENEFICIARY (SUBJECT TO CHANGE) COMPLETE SECTION A OR B. MUST COMPLETE SECTION B FOR NON-STANDARD BENEFICIARY OR OCI AND 5YTR
   BENEFICIARY.
------------------------------------------------------------------------------------------------------------------------------------
A. Standard Beneficiary Designations (select one)

[ ] Spouse                                                              [ ] Estate

[ ] 1st, Spouse                                                         [ ] 1st, Spouse
    2nd, Children of marriage                                               2nd, Children of marriage and legally adopted

[ ] 1st, Spouse                                                         [ ] 1st, Spouse
    2nd, Children of marriage and named children                            2nd, Named children



[ ] CI Standard Family Designation                                      [ ] Trust
[ ] CI Special Standard Family Designation                                  Name of Trustee

    Spouse                                                                  Name of Trust
[ ] SCI Standard Family Designation
                                                                            Date of Trust
    Spouse
[ ] Uniform Transfers to Minors
                                   as custodian for                under the               Uniform Transfers/Gifts Minors Act (UTMA)
                                                       (Minor)                 (State)
------------------------------------------------------------------------------------------------------------------------------------
B.[ ] Named Beneficiaries (indicate Order as 1st, 2nd, etc.)
      Insured(s) Name                                  Order    Beneficiary Name                  Relationship to Insured




------------------------------------------------------------------------------------------------------------------------------------
8. CURRENT HEALTH                                                             PI      DEPS.      OTHER 1      OTHER 2     OTHER 3
------------------------------------------------------------------------------------------------------------------------------------
Note: "No" may only be checked for dependents if it applies to all dependents named in Q. 1.
(a) In the last 2 years: have you been unable to work or unable            Yes No    Yes No      Yes No       Yes No      Yes No
    to attend school or been disabled for one month or more?               [ ] [ ]   [ ] [ ]     [ ] [ ]      [ ] [ ]     [ ] [ ]
(b) In the last 2 years, have you been in a hospital or other medical      Yes No    Yes No      Yes No       Yes No      Yes No
    facility for more than 5 consecutive days?                             [ ] [ ]   [ ] [ ]     [ ] [ ]      [ ] [ ]     [ ] [ ]

Note: If "Yes" to either part of Question 8, cash CANNOT be paid and an Application Part II must be completed for that person in all cases.
------------------------------------------------------------------------------------------------------------------------------------


998-500                                                                        5

RA026241

------------------------------------------------------------------------------------------------------------------------------------
9(a). Answer if cash is intended to be paid with this application. Is it agreed that cash will be received subject to the terms of
      the attached receipt, that any coverage will be provided only as stated in the attached receipt and only if all      Yes No
      conditions to coverage are met, and that any such coverage will be temporary and limited in amount?                  [ ] [ ]
If "No" to 9(a), or if either part of Questions 8(a) or 8(b) is answered "Yes", cash cannot be paid.
 (b) TOTAL CASH PAID? $                                         If amendment, cash previously paid: $
------------------------------------------------------------------------------------------------------------------------------------
10. Is a spouse or dependent child applying for SCI/CI Ins. coverage? (If yes, see Page 2)      Yes [ ]   No [ ]
------------------------------------------------------------------------------------------------------------------------------------
11. INSURANCE ON CHILD Answer if Proposed or Other Covered Insured under 14 yrs. 6 mos. (explain any "No" in Details.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Yes No
    (a) Is Applicant a parent or legal guardian (attach proof of guardianship) of Proposed Insured or Other Covered
        Insured? ......................................................................................................... [ ] [ ]
    (b) Is Applicant employed and providing Proposed Insured's or Other Covered Insured's main support? .................. [ ] [ ]
    (c) Is all life insurance in force on Applicant at least equal to that on Proposed Insured or Other Insured? ......... [ ] [ ]
        If Child resides in NY and age is over 4 yrs 6 mos is amount in force on applicant at least equal to 2 times amount on Child? ................................................................................................. [ ] [ ]
        If Child resides in NY and age is under 4 yrs 6 mos is amount in force on applicant at least equal to 4 times amount on Child? ................................................................................................. [ ] [ ]
    (d) Are all other children in family insured or to be insured for an amount at least equal to that on Proposed or
        Other Insured? ................................................................................................... [ ] [ ]
------------------------------------------------------------------------------------------------------------------------------------
12. TOBACCO/NICOTINE                                                      PI           OTHER 1          OTHER 2         OTHER 3
------------------------------------------------------------------------------------------------------------------------------------
If age 18 or over on Policy Date, have you used tobacco or
nicotine in any form, in the last 5 years?                            YES      NO     YES      NO     YES      NO     YES      NO
                                                                      [ ]     [ ]     [ ]*    [ ]*    [ ]     [ ]     [ ]     [ ]

If "Yes", indicate type used

date of last use                                                           /               /               /               /
                                                                     MO        YR     MO       YR     MO       YR     MO       YR

                                                                                    *NOT REQUIRED
                                                                                    IF SCI SPOUSE
------------------------------------------------------------------------------------------------------------------------------------
13. UNDERWRITING DATA                                        PI          DEPENDENTS       OTHER 1         OTHER 2        OTHER 3
------------------------------------------------------------------------------------------------------------------------------------
Note: "No" may only be checked for dependents if it applies to all dependents named in Q.1. If "Yes", submit Form 7663
(a)  In last 2 years, have you engaged in or do you
     now intend to engage in?
      aircraft flying, other than as a passenger       [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      motorcycle driving                               [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      snowmobile driving                               [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      motorized racing                                 [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      scuba diving                                     [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      ballooning                                       [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      parachuting                                      [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      hang gliding                                     [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      ultralight flying                                [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      mountaineering                                   [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
      rodeo riding                                     [ ]YES   [ ]NO  [ ]YES  [ ]NO   [ ]YES  [ ]NO   [ ]YES  [ ]NO  [ ]YES  [ ]NO
 Each part of this Q. is answered:                              [ ]NO          [ ]NO           [ ]NO           [ ]NO          [ ]NO

------------------------------------------------------------------------------------------------------------------------------------
(b) Do you have a current driver's license?             YES       NO     YES     NO      YES     NO      YES     NO     YES     NO
                                                        [ ]       [ ]    [ ]     [ ]     [ ]     [ ]     [ ]     [ ]    [ ]     [ ]
------------------------------------------------------------------------------------------------------------------------------------
(c) In the last 5 years, have you had your driver's
    license suspended or revoked? If yes, give          YES       NO     YES     NO      YES     NO      YES     NO     YES     NO
    details, dates, driver's license # and              [ ]       [ ]    [ ]     [ ]     [ ]     [ ]     [ ]     [ ]    [ ]     [ ]
    State of license in Details, Q.18.
------------------------------------------------------------------------------------------------------------------------------------
(d) In last 5 years, have you been arrested,
    convicted or imprisoned for any reason?             YES       NO     YES     NO      YES     NO      YES     NO     YES     NO
    If yes, give details in Q.18.                       [ ]       [ ]    [ ]     [ ]     [ ]     [ ]     [ ]     [ ]    [ ]     [ ]
------------------------------------------------------------------------------------------------------------------------------------
(e) Are you a citizen of the United States?             YES       NO     YES     NO      YES     NO      YES     NO     YES     NO
    If no, give country of citizenship in Q.18.         [ ]       [ ]    [ ]     [ ]     [ ]     [ ]     [ ]     [ ]    [ ]     [ ]
------------------------------------------------------------------------------------------------------------------------------------
(f) In last 2 years, have you traveled or
    resided outside the U.S. or Canada or
    do you intend to do so within the next 12 mos?
    If yes, give Where, When, How long in Details,      YES       NO     YES     NO      YES     NO      YES     NO     YES     NO
    Q.18.                                               [ ]       [ ]    [ ]     [ ]     [ ]     [ ]     [ ]     [ ]    [ ]     [ ]
------------------------------------------------------------------------------------------------------------------------------------
(g) In last 2 years, have you been declined for
    issue, reinstatement or renewal of any type
    of Life or Health Insurance? If yes, give           YES       NO     YES     NO      YES     NO      YES     NO     YES     NO
    Company name and reason in Details, Q.18.           [ ]       [ ]    [ ]     [ ]     [ ]     [ ]     [ ]     [ ]    [ ]     [ ]
------------------------------------------------------------------------------------------------------------------------------------

998-500                                                                        6

RA026241

Details are required for all "Yes" answers to Q. 14-17. Do not answer Q. 14-17 if Part II is required.

----------------------------------------------------------------------------------------------------------------------------------
14. MEDICAL UNDERWRITING                       PI            DEPENDENTS           OTHER 1           OTHER 2           OTHER 3
----------------------------------------------------------------------------------------------------------------------------------
(a) In last 10 years have you
    had or been treated for:
      heart disorder                    [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      angina                            [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      stroke                            [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      irregular pulse                   [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      hypertension                      [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      diabetes                          [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      cancer                            [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      tumor                             [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
(b) In last 10 years have you
    been counseled, treated, or
    hospitalized for:
      psychiatric condition             [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      emotional condition               [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      mental health condition           [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
(c) In last 10 years have you used
      cocaine                           [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
      other controlled substance        [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    or have you been counseled,
      treated or hospitalized for
      drug use                          [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
(d) In last 10 years have you been
      absent from work because of
      alcohol use                       [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    or have you been counseled,
      treated or hospitalized for
      alcohol use                       [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
15. In last 2 years have you had or
    been treated for:
    (a) unexplained weight loss         [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        swollen glands                  [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        recurring diarrhea              [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        recurring fever                 [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        recurring infection             [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        persistent cough                [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        pneumonia                       [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        thrush                          [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
    (b) edema                           [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        transient visual loss           [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        muscle weakness                 [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        back or spine disorder          [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        shortness of breath             [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        internal bleeding               [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
16. In last 5 years have you had
    or been treated for:
    (a) chronic respiratory disorder    [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        kidney disorder                 [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        intestinal disorder             [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        blood disorder                  [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        circulatory disorder            [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        seizures                        [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        other nervous system disorder   [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
    (b) liver disorder                  [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        pancreas disorder               [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
        immune system disorder
        (including AIDS or AIDS-
        Related Complex)                [ ] Yes  [ ] No   [ ] Yes  [ ] No    [ ] Yes  [ ] No    [ ] Yes  [ ] No   [ ] Yes  [ ] No
    Each part of this Q. is answered:            [ ] No            [ ] No             [ ] No             [ ] No            [ ] No
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           *
17. Your height (ft., in.)

   Your weight (lbs.)

----------------------------------------------------------------------------------------------------------------------------------
                                                          * Not required if SCI Spouse

998-500                                                                       7

RA026241

18. Details: Give nature and severity, dates and duration, treatment, including prescription medication, and results for each "Yes" answer to questions 14, 15 and 16. Also use this space for any other additional details and special requests. (Indicate Q. No. if applicable).

Q.#  Name      Details                                                     Name, Addr. of Dr./Hosp.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
18(a)       Answer for UR rider only:
   2  PI    Have you been continuously employed for the past two years?              [ ] Yes   [ ] No
            Have you received unemployment benefits in the last two years?           [ ] Yes   [ ] No
==================================================================================================================================
19. APPLICANT (IF NOT PROPOSED INSURED)
----------------------------------------------------------------------------------------------------------------------------------
First/Mid|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            Address
Name

LAST NAME|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            City
& Suffix

Born         |_|_|/|_|_|/|_|_|_|_|                                State     |_|_|Zip  |_|_|_|_|_|+|_|_|_|_|
M/D/Y

Soc    |_|_|_|-|_|_|-|_|_|_|_| Tax|_|_|-|_|_|_|_|_|_|_|           Employer
Sec                            ID#
                                                                  Business
                                                                  Street
Relationship to Proposed Insured
[ ] Spouse  [ ] Parent [ ] Employer [ ] UTMA [ ]
                                                                  City
Address  [ ] Same as PI Res  [ ] Same as PI Bus                                                           Mail
         [ ] other as follows                                     State    |_|_|Zip  |_|_|_|_|_|+|_|_|_|_|Address  [ ]Res [ ] Bus
==================================================================================================================================
20. OWNER (IF NOT PROPOSED INSURED)
----------------------------------------------------------------------------------------------------------------------------------
First/Mid|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            Address
Name

LAST NAME|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|            City
& Suffix

Born         |_|_|/|_|_|/|_|_|_|_|                                State     |_|_|Zip  |_|_|_|_|_|+|_|_|_|_|
M/D/Y
                                                                  If Corp.,                              Date |_|_|_|_|_|_|
Soc    |_|_|_|-|_|_|-|_|_|_|_| Tax|_|_|-|_|_|_|_|_|_|_|           Where Inc.                             Inc.  MO  DAY  YR
Sec                            ID#
                                                                  Successor Owner       Relationship
Relationship to Proposed Insured                                  [ ] PI  [ ] as below  to Prop Insd
[ ] Spouse [ ] Parent [ ] Employer [ ] UTMA [ ]
    Are you a citizen of the United States? [ ] Yes [ ] No        Name      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

    If no, give country of citizenship

Mailing Address  [ ] Same as PI's [ ] Same as Applic's [ ] other as follows
[ ] Check if multiple owners. Give additional name, birthdate, SS#, relationship in Details, Question 18. Unless otherwise specified in Question 18, if more than one owner is shown, ownership will be joint with right of survivorship.
==================================================================================================================================
21. AMENDING APPLICATION PREVIOUSLY SUBMITTED.
----------------------------------------------------------------------------------------------------------------------------------
    Since the date the application for the policy (including any Part II) was completed, has any person               YES    NO
    proposed for coverage:
    (a) been admitted to a hospital, sanitarium, or other medical facility? If "Yes" to (a), submit a new             [ ]   [ ]
    application Part II.
    (b) had any illness, or consulted any physician or practitioner for any reason? If "Yes" to (b), give             [ ]   [ ]
    full details in Q. 18.
==================================================================================================================================
22. EXERCISING A GUARANTEED INSURABILITY OPTION
----------------------------------------------------------------------------------------------------------------------------------
    (a) Option Date                                                        (b) [ ] Scheduled Option Date [ ] Alternate Option Date
    (b) If Alternate Option Date [ ] date of marriage [ ] birth [ ] adoption   Mo.    Day    Year       Submit proof of event
----------------------------------------------------------------------------------------------------------------------------------

998-500                                                                        8

RA026241

===============================================================================
23. EXERCISING CONVERSION PRIVILEGE FROM TERM COVERAGE TO PERMANENT INSURANCE
-------------------------------------------------------------------------------

The insurer is requested to issue the policy applied for on the Age Basis selected and continue the following Rider(s) to the Policy(ies) listed on Page 1 of this application, as indicated below, when the policy applied for takes effect.

Age Basis                     Convert All:                  Convert Partial:
[ ]  Attained Age             [ ]  Term policy              [ ]  Term policy (with pro rata reduction of any ADB)
[ ]  Original Age             [ ]  Term rider               $                 amount remaining as term policy
                              [ ]  1 YT Div Opt             [ ]  Term rider
                              [ ]  OCI/5YTR                 $                 amount remaining as term rider
                              [ ]  SCI/CI/FI

Does the coverage to be converted include Waiver of Premium Benefit?                        [ ] Yes   [ ] No
     If "Yes", does the Insured have any disability which prevents him or her
     from being actively at work?                                                           [ ] Yes   [ ] No
     If "Yes", give dates and details in Q. 18

Is Additional coverage being applied for? [ ] Yes [ ] No If "Yes", refer to General Requirements for Various Types of Requested Actions

-------------------------------------------------------------------------------
THOSE PERSONS WHO SIGN BELOW AGREE THAT:

1. All of the statements which are part of the application are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's Incontestability Provision, invalidate coverage.

2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up any of NYLIC's, NYLIAC's, or NYLAZ's rights or requirements.

3. "Cash Paid" with the application, with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the receipt are met. Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for.

4. To put a policy or benefit issued in response to this application in force, the policy or written evidence of the benefit must be delivered to the applicant and the full first premium paid while all persons to be covered are living. If temporary coverage, with respect to a policy or benefit, is not in effect at time of delivery, there must not have been any material change in the insurability of those persons, as described by the statements in the application; this means that these statements must still be complete and true as if made at the time of delivery.

        However, if the policy or benefit is being applied for under the terms of a conversion privilege or guaranteed insurability option, and NYLIC's, NYLIAC's, or NYLAZ's approval is not required to put it in force, the policy or benefit will take effect as soon as the requirements of that privilege or option have been met.

--------------------------------------------------------------------------------
5. Under penalties of perjury, I (as the owner named in Question 1 or 20) certify that: (1) the Social Security or Employer ID Number shown in this application is my correct taxpayer identification number, or I am awaiting a number to be issued to me (write "awaiting TIN" in Question
        20) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. (Cross out Item 2 if the IRS has notified you that you are subject to backup withholding.)

 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dated at

on M/D/Y       / /                                Signature of 1st Other Insured               Signature of Applicant

I certify I have truly and accurately recorded
all answers given to me.                          Signature of 2nd Other Insured               Signature of Proposed Insured if
                                                                                               other than Applicant

Witness
                                     Agent
                                                  Signature of 3rd Other Insured               Signature of Owner, if other than
                                                                                               Applicant or Proposed Insured

Print Agent's Name
                                                  Signature of Parent if Proposed Insured is
Agent's License No. (if reqd. by law)             under 14 yrs 6 mos and Parent has not
                                                  signed as Applicant                          Title if signed on behalf of
                                                                                               corporation, trust, etc.

Countersigned by Lic. resident agt.(if reqd.)

Countersign Code# Surname                                                                      Other Required Signature

     The signatures above apply to the application and the certification of
                         Taxpayer Identification Number
-------------------------------------------------------------------------------

998-500                                                                       9

RA026241

                                 ACKNOWLEDGEMENT

       I have been given a copy of "Information Practices Related to Underwriting Your Application" which tells how New York Life Insurance Company, New York Life Insurance and Annuity Corporation and NYLIFE Insurance Company of Arizona obtain and use data about me. It includes the notice required by the state and federal Fair Credit Reporting Acts and a description of MIB, Inc. (Medical Information Bureau).

                                  AUTHORIZATION

       (In this Authorization, "the Insurer" means New York Life Insurance Company, New York Life Insurance and Annuity Corporation, or NYLIFE Insurance Company of Arizona, whichever applies.) In order to see if (and on what basis) I qualify for insurance or for the benefits which that insurance may provide, I authorize the following:

MEDICAL INFORMATION Physicians or practitioners; hospitals; medical or medically related facilities; laboratories; insurance companies; or MIB may give to the Insurer (or any consumer reporting agency acting in its behalf) and to any of its reinsurers data and copies of records that they may have about my physical and mental health. The data and records may include important history, findings, diagnoses and treatment.

OTHER UNDERWRITING INFORMATION MIB and other insurance companies may give to the Insurer and to any of its reinsurers data about: my driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; and other applications for insurance.

EXAMINATIONS AND TESTS The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application. These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and tests of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/authorization form will be provided with respect to testing for the AIDS virus.

INVESTIGATIVE CONSUMER REPORT The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence; marital status; past and present jobs (including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation.

IDENTIFICATION To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization.

RELEASE OF INFORMATION TO OTHERS When necessary, the Insurer may give data about me that affects my insurability to: its subsidiaries; its affiliates; its parent company; its agents and their staffs; its reinsurers; and the Insurer and its reinsurers may give such data to MIB. However, this will not be done in connection with information relating to the AIDS virus.

       I also authorize the release of these same types of data about any of my children who are to be insured.

       This authorization shall be valid for 30 months from the date shown below. A photocopy of it shall be as valid as the original.

       In giving this authorization, I release the above parties from all liability in the securing and use of the above underwriting data.

Date                ,
     --------------- -------     ----------------------------------------     -------------------------------------------------
                                    Signature of Other Proposed Insured                  Signature of Proposed Insured
Witness
        --------------------     ----------------------------------------     -------------------------------------------------
                       Agent        Signature of Other Proposed Insured       Signature of Other Proposed Insured; or of Parent
                                                                             or Guardian if any Prop. Insd. is under 14 yrs 6 mos
                                 ----------------------------------------
                                    Signature of Other Proposed Insured

17852 2/99 (m)